UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
April 20, 2009

BIG CAT ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

NEVADA	000-49870
(State or other jurisdiction of incorporation)	(Commission File No.)

121 W. Merino Street
PO Box 500
Upton, Wyoming 82730
(Address of principal executive offices and Zip Code)

(307) 468-9369
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.   Other Events.

Upton, Wyoming, April 20, 2009 –Big Cat Energy Corporation announced it has moved its corporate office to 121 W. Merino St., PO Box 500, Upton, WY 92730 and changed its phone number to 307-468-9369. The Company executed a 12 month lease, with monthly rent of $500.00.

Item 7.01- Regulation FD Disclosure

Upton, Wyoming, April 20, 2009 - Big Cat Energy Corporation, “Big Cat”, (OTCBB: BCTE), announced today that they have received renewed interest from local coal mining companies for applying the ARID water handling process and technology to their open pit mining operations. Big Cat has begun modifying the ARID tool to re-inject water below the pit floor. Big Cat believes it will be able to provide a solution to these inquiries within 60 days.

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits	Document Description

	99.1	Press release

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 20th day of April, 2009.

Big Cat Energy Corporation

BY:	RICHARD G. STIFEL
Richard G. Stifel, Principal Financial Officer,
Principal Accounting Officer and Secretary.

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